Supplement dated September 1, 2023
to the following statutory prospectus(es):
Monument Advisor NY and Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is available as an investment option under the contract:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2022)
					1 year	5 year	10 year
Fixed Income	Invesco - Invesco V.I. Government Money Market Fund - Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.28%	0.00%	0.28%	1.48%	1.04%	0.59%
PROS-0753